UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 14, 2020

Culp, Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-12597	56-1001967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1823 Eastchester Drive High Point, North Carolina 27265
(Address of Principal Executive Offices) (Zip Code)

(336) 889-5161
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.05 per share	CULP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This report and the exhibits attached hereto contain “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934).  Such statements are inherently subject to risks and uncertainties that may cause actual events and results to differ materially from such statements.  Further, forward looking statements are intended to speak only as of the date on which they are made, and we disclaim any duty to update such statements to reflect any changes in management’s expectations or any change in the assumptions or circumstances on which such statements are based, whether due to new information, future events, or otherwise.  Forward-looking statements are statements that include projections, expectations, or beliefs about future events or results or otherwise are not statements of historical fact.  Such statements are often but not always characterized by qualifying words such as “expect,” “believe,” “anticipate,” “estimate,” “intend,” “plan,” “project,” and their derivatives, and include but are not limited to statements about expectations for our future operations, production levels, new product launches, sales, profit margins, profitability, operating income, capital expenditures, working capital levels, income taxes, SG&A or other expenses, pre-tax income, earnings, cash flow, and other performance or liquidity measures, as well as any statements regarding potential acquisitions, future economic or industry trends, or future developments. There can be no assurance that the company will realize these expectations, meet its guidance, or that these beliefs will prove correct.

Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on our business and prospects.  Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect us adversely. The future performance of our business depends in part on our success in conducting and finalizing acquisition negotiations and integrating acquired businesses into our existing operations. Changes in consumer tastes or preferences toward products not produced by us could erode demand for our products. Changes in tariffs or trade policy, or changes in the value of the U.S. dollar versus other currencies, could affect our financial results because a significant portion of our operations are located outside the United States. Strengthening of the U.S. dollar against other currencies could make our products less competitive on the basis of price in markets outside the United States, and strengthening of currencies in Canada and China can have a negative impact on our sales of products produced in those places. Also, economic and political instability in international areas could affect our operations or sources of goods in those areas, as well as demand for our products in international markets.  The impact of public health epidemics on employees, suppliers, and the global economy, such as the coronavirus currently impacting China, could also adversely affect our operations and financial performance.  In addition, the impact of potential goodwill or intangible asset impairments could affect our financial results, including without limitation possible additional future write-downs with respect to our home accessories segment in accordance with our policy described in our Form 10-Q filed with the Securities and Exchange Commission on December 13, 2019 for the quarterly period ended November 3, 2019. Finally, increases in market prices for petrochemical products can significantly affect the prices we pay for raw materials, and in turn, increase our operating costs and decrease our profitability.  Further information about these factors, as well as other factors that could affect our future operations or financial results and the matters discussed in forward-looking statements, is included in Item 1A “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission on July 12, 2019 for the fiscal year ended April 28, 2019, and our subsequent periodic reports filed with the Securities and Exchange Commission.

Item 2.02 – Results of Operations and Financial Condition

The information set forth in this Item 2.02 of this Current Report, and in Exhibit 99, is intended to be “furnished” under Item 2.02 of Form 8-K.  Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On February 18, 2020, Culp, Inc. (the “Company”) issued a news release regarding revised expectations about its financial results for the third quarter of the Company’s fiscal 2020.  A copy of the news release is attached hereto as Exhibit 99.

The news release contains disclosures about adjusted pre-tax income, a non-GAAP performance measure which excludes impairment charges and gains or losses recognized on changes in the fair value of contingent consideration arrangements (contingent earnout liability reversal) that are included in the determination of pre-tax income under GAAP.  The Company has included this adjusted information in order to show revised expectations for projected operational performance excluding the effects of impairment charges and gains or losses recognized on changes in the fair value of contingent consideration arrangements.  Details of these calculations and a reconciliation of the non-GAAP adjusted pre-tax income information to the most comparable GAAP measure are set forth in the news release.  Management believes this information aids in the comparison of financial results among comparable financial periods.  In addition, this information is used by management to make operational decisions about the Company’s business and is used by the Company as a financial goal for purposes of determining management incentive compensation. We note, however, that this adjusted information should not be viewed in isolation or as a substitute for pre-tax income calculated in accordance with GAAP, as non-recurring charges do have an effect on our financial performance.

Item 2.06 – Material Impairments

On February 14, management concluded that it expects the Company to record non-cash impairment charges for the quarter ending February 2, 2020, of approximately $13.6 million for goodwill and other intangible assets associated with the Company’s home accessories segment.  The goodwill and other intangible assets were initially recorded as part of the Company’s June 2018 acquisition of an 80% ownership interest in eLuxury, LLC.

In accordance with Accounting Standards Codification (ASC) Topic 350, “Intangibles Goodwill and Other,” the Company is required to assess its goodwill and other indefinite-lived intangible assets for impairment at the end of each fiscal year or between annual tests if events or changes in circumstances indicate the carrying value of the asset may not be recovered. As a result of a slower than expected pace of growth for the home accessories segment relating to the recovery of lost sales volume from the Amazon marketplace, slower growth on new e-commerce and business to business sales channels, and changes in future growth assumptions for this business based on current economic conditions in the e-commerce space, management determined that impairment indicators existed for the third quarter of fiscal 2020.  Accordingly, this determination required an interim assessment of the goodwill and other intangible assets for the home accessories segment.

Based on the initial assessment conducted using a measurement date of February 2, 2020, the Company expects to record a non-cash impairment charge of approximately $11.2 million for goodwill and approximately $2.4 million for certain indefinite-lived assets (trademarks and tradenames) associated with its home accessories segment.  The Company is in the process of finalizing the impairment analysis and expects it to be completed in time for the Company’s third quarter earnings release.  No portion of these impairment charges relate to future cash expenditures.

Item 9.01 (d) -- Exhibits

99 - News Release dated February 18, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULP, INC.
(Registrant)

By:	/s/ Kenneth R. Bowling
Chief Financial Officer
(principal financial officer)

By:	/s/ Thomas B. Gallagher, Jr.
Corporate Controller
(principal accounting officer)

Dated:  February 18, 2020

EXHIBIT INDEX

Exhibit Number	Exhibit

99	News Release dated February 18, 2020

5